THE ALGER FUNDS

THE ALGER INSTITUTIONAL FUNDS

THE ALGER FUNDS II

ALGER GLOBAL FOCUS FUND

December 30, 2019 Supplement to the Statutory Prospectuses

dated March 1, 2019, as supplemented to date

Effective January 1, 2020¸ the following is added to the “Classes of Fund Shares” section of the Prospectuses:

Class Z shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class Z shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

S-TAF-Instl. 123019

S-TAF-Retail 123019

S-TAIF-Instl. 123019

S-TAIF-Retail 123019

S-TAFII-INST 123019

S-TAFII-Retail 123019

S-Global Growth-Instl. 123019

S-Global Focus-Retail 123019